AFL-CIO HOUSING INVESTMENT TRUST

Highlights – 2nd Quarter 2016

For the periods ended June 30, 2016, the AFL-CIO Housing Investment Trust’s (HIT) gross returns exceeded its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), for 3-, 5-, and 10-year periods by 37, 35, and 40 basis points, respectively.

Performance for periods ended June 30, 2016 (Returns for periods exceeding one year are annualized)

	Quarter	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	1.83%	4.74%	5.74%	4.43%	4.11%	5.53%
HIT Total Net Rate of Return	1.72%	4.52%	5.28%	3.98%	3.66%	5.08%
Barclays Capital Aggregate Bond Index	2.21%	5.31%	6.00%	4.06%	3.76%	5.13%
The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost. The HIT's current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Interest rates continued to fall for major economies around the globe, including the United States, during the second quarter of 2016. U.S. Treasury rates dropped significantly and the yield curve flattened, leading to strong performance by investment grade fixed-income investments. Great Britain’s vote to leave the European Union, weak global growth, and ongoing geopolitical risks increased demand for U.S. government debt. Overall, on an absolute basis it was a good quarter for the HIT and other fixed-income products.

Positive contributions to the HIT’s performance in the second quarter relative to the Barclays Aggregate included:

●	The portfolio’s ongoing yield advantage over the Barclays Aggregate.

●	The HIT’s allocation to Ginnie Mae REMICS, whose spreads to Treasuries tightened by 4 basis points (bps). These structured securities comprised 17% of the HIT at June 30, but are not represented in the Barclays Aggregate.

Negative impacts to the HIT’s performance included:

●	Performance of corporate bonds, the best performing major sector in the Barclays Aggregate posting excess returns of 99 bps. The HIT does not invest in corporate bonds, whereas the sector comprised 25.4% of the index as of June 30, 2016.

●	Agency multifamily mortgage-backed securities’ performance, with spreads to Treasuries of FHA/Ginnie Mae loan certificates and most Fannie Mae DUS structures widening. Ginnie Mae permanent and construction/permanent certificates widened by 18 and 5 bps, respectively. The benchmark Fannie Mae 10/9.5 widened by 9 bps. The HIT ended the quarter with 23.7% of its portfolio invested in DUS securities of various structures.

●	The portfolio’s underweight to the lowest credit quality sector of the investment grade universe, whose excess returns were the highest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were 2, 44, 48, and 168 bps, respectively. The HIT has an overweight with respect to the index in high credit quality investments. Nearly 96% of the HIT portfolio had a AAA profile or carried a government or government-sponsored enterprise guarantee compared to less than 71% for the Barclays Aggregate at quarter-end.

AFL-CIO HOUSING INVESTMENT TRUST	2016 Q2 Highlights

●	The portfolio’s relative short duration as interest rates fell across the curve. Two-, 5-, 10-, and 30-year Treasury rates declined by 14, 21, 30, and 33 bps, respectively.

●	Performance by agency single family mortgage-backed securities (RMBS), the second best performing major sector in the index with excess returns of 3 bps. The HIT is underweight to this sector with a 20.2% allocation versus 27.7% in the Barclays Aggregate.

The U.S. interest rate environment remains uncertain and rates will depend on a number of factors, including geopolitical events in Europe and the Middle East, continued economic slowdown in China, the strength of the U.S. economy, the lead up to and outcome of U.S. elections, and signals and actions by the Federal Reserve. As it enters the second half of 2016, the HIT’s superior portfolio fundamentals, which are expected to continue to offer higher income, higher credit quality, and similar interest rate risk relative to the benchmark, should position it well.

Second Quarter Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	2.10%	0	6.37
Agencies	1.73%	36	4.13
Single family agency MBS (RMBS)	1.11%	3	2.45
Corporates	3.57%	99	7.49
Commercial MBS (CMBS)	2.24%	37	5.47
Asset-backed securities (ABS)	1.17%	50	2.25
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	3/31/16	6/30/2016	Change
3 Month	0.201%	0.261%	0.060%
6 Month	0.378%	0.353%	-0.025%
1 Year	0.583%	0.435%	-0.148%
2 Year	0.723%	0.584%	-0.139%
3 Year	0.854%	0.694%	-0.159%
5 Year	1.206%	1.000%	-0.205%
7 Year	1.534%	1.280%	-0.254%
10 Year	1.770%	1.471%	-0.299%
30 Year	2.612%	2.285%	-0.327%
Source: Bloomberg L.P.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

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AFL-CIO HOUSING INVESTMENT TRUST	2016 Q2 Highlights

Portfolio Dataas of June 30, 2016

Net Assets	$5,900,581,566
Portfolio Effective Duration	5.298 years
Portfolio Average Coupon	3.25%
Portfolio Current Yield[1]	3.14%
Portfolio Yield to Worst	2.16%
Convexity	0.151
Maturity	9.464 years
Average Price	105.68
Number of Holdings	976

Portfolio Percentage in Each of the Following Categories: 2

Multifamily MBS	65.37%
Agency Single-Family MBS	20.24%
U.S. Treasury	9.82%
AAA Private-Label CMBS	2.40%
Cash & Short-Term Securities	2.17%

Portfolio Percentage in Each of the Following Categories: 2

Agency Single-Family MBS	20.24%
CMBS – Agency Multifamily*	62.03%
U.S. Treasury Notes/Bonds	9.82%
State Housing Permanent Bonds	5.13%
State Housing Construction Bonds	0.48%
Direct Construction Loan	0.13%
Cash & Short-Term Securities	2.17%
* Includes multifamily MBS (54.33%), AAA Private-Label CMBS (2.40%), and multifamily Construction MBS (5.30%).

Geographical Distribution of Long-Term Portfolio:3

West	10.11%
Midwest	14.31%
South	7.27%
East	18.56%
National Mortgage Pools	49.75%

1 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2 Percentages weighted by unfunded construction-related security purchase commitments.

3 Excludes cash and short-term equivalents, U.S. Treasury and agency securities.

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AFL-CIO HOUSING INVESTMENT TRUST	2016 Q2 Highlights

Portfolio Data (continued)

Portfolio Duration Distribution, by Percentage in Each Category: 4

Cash	2.17%	5-5.99 years	6.53%
0-0.99 years	10.29%	6-6.99 years	8.95%
1-1.99 years	8.74%	7-7.99 years	6.80%
2-2.99 years	14.68%	8-8.99 years	10.51%
3-3.99 years	11.67%	9-9.99 years	3.84%
4-4.99 years	10.03%	Over 10 years	5.79%

Maturity Distribution (based on average life):

0 – 1 year	1.74%
1 – 2.99 years	12.11%
3 – 4.99 years	35.20%
5 – 6.99 years	16.98%
7 – 9.99 years	21.27%
10 – 19.99 years	8.62%
Greater than 20 years	4.07%

Quality Distribution: 3

U.S. Government or Agency	91.24%
AAA	2.40%
AA	4.06%
A	0.00%
Not Rated	0.13%
Cash	2.17%

Bond Sector Distribution: 4, 5

MBS	89.96%
Treasury	10.04%
Agency	0.00%

4 Percentages weighted by unfunded construction-related security purchase commitments.

5 Excludes cash and short-term equivalents.

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